Share capital and reserves	6 Months Ended
Jun. 30, 2023
Share capital and reserves
Share capital and reserves

9Share capital and reserves

Allotted, called up and fully paid shares

	June 30,		December 31,
	2023		2022
	No.	£	No.	£
Ordinary of $0.0001 each	221,211,021	16,517	214,211,021	15,952
	221,211,021	16,517	214,211,021	15,952

Ordinary shares have full voting rights, full dividend rights. The Company is authorised to issue 500,000,000 ordinary shares.

Other reserves

During the period other reserves increased by £7,107 thousand as a result of share based payment transactions and decreased by £3,874 thousand following exercise of options and other awards to staff. Other reserves also decreased by £6,922 thousand reflecting cumulative translation differences.

Nature and purpose of other reserves

The share-based payments reserve is used to recognise the grant date fair value of options issued to employees but not exercised. The translation reserve arises as a result of the retranslation of overseas subsidiaries in consolidated financial statements. The warrant reserve is used to recognise the fair value of warrants issued in exchange for a fixed amount of cash or another financial asset for a fixed number of the Company’s ordinary shares (‘fixed-for-fixed condition’).

Share Premium

On May 3, 2023 a total of 7,000,000 shares were issued, including 6,989,140 shares issued on exercise of options and other awards to staff. Resulting proceeds due totalled of £641 thousand, of which £464 thousand remained unpaid as at June 30, 2023.